INVESCO TAX-FREE INTERMEDIATE FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-7890
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                   $17,881
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class A2                                  $ 2,054
           Class Y                                   $ 4,369
           Institutional Class                       $   366

 73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                   $0.1960
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class A2                                  $0.2108
           Class Y                                   $0.2108
           Institutional Class                       $0.2076

 74U.  1   Number of shares outstanding (000's Omitted)
           Class A                                    94,024
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class A2                                    9,865
           Class Y                                    18,232
           Institutional Class                         1,833

 74V.  1   Net asset value per share (to nearest cent)
           Class A                                   $ 11.85
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A2                                  $ 11.86
           Class Y                                   $ 11.84
           Institutional Class                       $ 11.84

INVESCO TAX-EXEMPT CASH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-7890
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                $    11
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                $     3
           Investor Class                         $     3

 73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                $0.0003
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                $0.0003
           Investor Class                         $0.0003

 74U.  1   Number of shares outstanding (000's Omitted)
           Class A                                 31,081
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class Y                                 12,175
           Investor Class                           9,304

 74V.  1   Net asset value per share (to nearest cent)
           Class A                                $  1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class Y                                $  1.00
           Investor Class                         $  1.00

INVESCO HIGH INCOME MUNICIPAL FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-7890
SERIES NO.:         4

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                 $ 3,473
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                 $    99
           Class C                                 $ 1,053
           Class Y                                 $ 1,325
           Institutional Class                     $   732

 73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                 $0.0726
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                 $0.0587
           Class C                                 $0.0587
           Class Y                                 $0.0774
           Institutional Class                     $0.0774

INVESCO HIGH YIELD MUNICIPAL FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-7890
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                   $122,025
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                   $  4,694
           Class C                                   $ 26,101
           Class Y                                   $ 18,634
           Institutional Class                       $    649

 73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                   $ 0.2814
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                   $ 0.2827
           Class C                                   $ 0.2442
           Class Y                                   $ 0.2942
           Institutional Class                       $ 0.1969

 74U.  1   Number of shares outstanding (000's Omitted)
           Class A                                    482,604
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                     15,588
           Class C                                    122,778
           Class Y                                     78,094
           Institutional Class                            859

 74V.  1   Net asset value per share (to nearest cent)
           Class A                                   $  10.05
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                   $  10.10
           Class C                                   $  10.03
           Class Y                                   $  10.07
           Institutional Class                       $  10.06

INVESCO INTERMEDIATE TERM MUNICIPAL INCOME FUND                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-7890
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 6,240
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                           $   208
           Class C                           $ 1,172
           Class Y                           $ 2,727

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.2124
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                           $0.2166
           Class C                           $0.1702
           Class Y                           $0.2262

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            31,299
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               928
           Class C                             7,447
           Class Y                            12,114

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 11.25
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 11.48
           Class C                           $ 11.24
           Class Y                           $ 11.24

INVESCO MUNICIPAL INCOME FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-7890
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 32,156
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                           $    408
           Class C                           $  1,230
           Class Y                           $ 10,765

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $ 0.2964
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                           $ 0.2444
           Class C                           $ 0.2439
           Class Y                           $ 0.3132

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            109,356
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                              1,598
           Class C                              5,137
           Class Y                             33,814

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $  13.90
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $  13.88
           Class C                           $  13.85
           Class Y                           $  13.90

INVESCO NEW YORK TAX FREE INCOME FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2012
FILE NUMBER :       811-7890
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 2,976
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                           $   109
           Class C                           $   346
           Class Y                           $   185

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.3452
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                           $0.3457
           Class C                           $0.2844
           Class Y                           $0.3650

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             8,635
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               285
           Class C                             1,264
           Class Y                               532

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 16.39
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 16.43
           Class C                           $ 16.38
           Class Y                           $ 16.38